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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 13, 2001




                                 S1 CORPORATION
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             (Exact name of registrant as specified in its charter)



              DELAWARE                            000-24931                   58-2395199
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    (State or other jurisdiction                (Commission                  (IRS Employer
          of incorporation)                     File Number)              Identification No.)



          3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
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                    (Address of principal executive offices)



Registrant's telephone number, including area code: (404) 812-6200
                                                    --------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

               On February 13, 2001, S1 Corporation ("S1") issued a press release describing its results of operations for the fourth quarter of 2000. That press release is filed as Exhibit 99.1 to this report. Also on February 13,2001, S1 held a conference call during which S1 discussed its fourth quarter results and presented certain other material relating to S1 and its operations. That material is filed as Exhibit 99.2 to this report.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

        Exhibit
        No.           Description

        99.1          Press release, dated February 13, 2001.


        99.2          Materials presented during conference call held
                      February 13, 2001.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             S1 CORPORATION
                             (Registrant)



                                    /s/Robert F. Stockwell
                             ---------------------------------------------
                             Robert F. Stockwell, Chief Financial Officer





Date: February 14, 2001




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                                  EXHIBIT INDEX



        Exhibit
        No.           Description


        99.1          Press release, dated February 13, 2001.


        99.2          Materials presented during conference call held
                      February 13, 2001.